Income Taxes	2 Months Ended
Sep. 30, 2012
Income Taxes [Abstract]
Income Taxes
10.   Income Taxes

The Company is not liable for income taxes in the country of its incorporation or in the country of the incorporation of its subsidiaries, as these jurisdictions do not impose taxes on international shipping income.

As the Company proceeds with making investments in various jurisdictions, tax considerations outside the Republic of Cyprus or Norway may arise. Although the Company intends to pursue tax-efficient investments, it may be subject to income tax, withholding tax, capital gains tax, and other taxes imposed by tax authorities in other jurisdictions. The Company, as of September 30, 2012, has not commenced operations and thus has no uncertain tax positions.